UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2006

                          Infinity Capital Group, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Maryland
                              --------------------
                 (State or other jurisdiction of incorporation)


          000-30999                                   16-1675285
---------------------------                       -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


              80 Broad Street, 5th Floor, New York, New York 10004
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400


           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. RESERVED............................................................1

SECTION 7. REGULATION FD ......................................................2

SECTION 8. OTHER EVENTS........................................................2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

SIGNATURES.....................................................................2


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Not Applicable.

                        SECTION 2 - FINANCIAL INFORMATION


Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Ernest D. Chu was appointed Director by the Board of Directors on August 17, 2006. His biographical information is as follows:

ERNEST D. CHU, appointed Director, age 59, received his B.A. in History from Amherst College in 1968 and was enrolled in the PhD Program in Asian Studies at Columbia University in 1969. Since 1995 Mr. Chu has been the Chairman and Managing Director of Corporate Builders, Inc. He also founded and is serving as Acting Chief Financial Officer for High Speed Video Holdings Corp. (2004-2006). From 1999 to 2000 Mr. Chu acted as Chief Financial Officer and Director of WorldWideWeb.com, Inc. Mr. Chu founded NuWave Technologies, Inc. in 1995 and served as the Chairman until 1998.


                             SECTION 6 - [RESERVED]

                            SECTION 7 - REGULATION FD


Not Applicable.
                            SECTION 8 - OTHER EVENTS


Not Applicable.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements -  None

        b)      Exhibits -  99.1 - Press Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                      -------------------------------------
                                  (Registrant)

                             Dated: August 29, 2006


                             /s/Gregory H. Laborde
                          -----------------------------
                          Gregory H. Laborde, President





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